UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2017

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Putnam High Yield Bond Fund
(Institutional and Investor Class (formerly Initial Class))
Annual Report
December 31, 2017
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
For the 12 month period ended December 31, 2017, the Great-West Putnam High Yield Bond Fund (Institutional Class shares) returned 7.03%, relative to a 7.81% return for the J.P. Morgan Developed High Yield Index, the Fund’s benchmark index.
The high yield market opened 2017 in the midst of a rally that continued from 2016. Many of the driving themes from the year prior carried over to the first quarter, including a stable fundamental backdrop led by favorable employment figures, strong housing data, and constructive company earnings. In turn, this has led to a continuation of “risk on” investor sentiment in the market. Additionally, range bound commodity prices and optimism around growth friendly policies from the Trump administration supported the asset class. As a result, the high yield market posted positive returns during the first two months of the year. However, returns in high yield took a pause in March, as falling oil prices, along with uncertainty around the political landscape and the Federal Reserve weighed on the asset class. During the month, the Federal Reserve raised rates and confirmed their expectations of three total hikes in 2017 and three additional hikes in 2018. This was interpreted as relatively dovish by the market, which sent Treasury yields lower. Meanwhile, the failed health care vote during the month tempered investor’s optimism on pro-growth policies in the U.S., while oil prices were down as much as 12% mid-month. Additionally, outflows in the asset class accelerated, as $7.4 billion flowed out of high yield in March alone. With that said, the market recovered by the end of the month, leaving spreads and yields only marginally higher.
The high yield market continued to perform well in the second quarter amid a generally stable fundamental backdrop, low market volatility, and strong market technicals. In April, the asset class bounced back following negative returns in the previous month as the market reacted positively to strong company earnings. Specifically, revenues and earnings per share growth came in at their strongest levels since 2011. Additionally, results from the French presidential election and continued optimism for growth friendly policies further buoyed the asset class and overall investor sentiment. In May, high yield posted another month of positive returns on the back of benign volatility across risk assets, new record highs for U.S. equities, and falling U.S. Treasury yields across the curve. In June, the market posted its third consecutive month of positive returns. However, the asset class had to withstand volatility in commodity prices and interest rates throughout the month. In the commodity landscape, oil prices fell below $43/barrel intra-month due to renewed supply side concerns and continued uncertainty surrounding OPEC; eventually settling at $46/barrel by month-end. Consequently, the energy sector had negative returns in June. On the policy front, the Federal Reserve hiked rates during their mid-month Federal Open Market Committee meeting and provided additional details around balance sheet reduction. Additionally, central bank commentary in Europe during the month was viewed as relatively hawkish. As a result, Treasury yields bounced from year-to-date lows and were higher across the curve. Throughout the quarter, the technical environment was supportive on the heels of low net new issuance and strong demand.
The high yield market posted positive returns in the third quarter amid a stable fundamental backdrop and generally benign market volatility. In July, the asset class was supported by recovering oil prices, as West Texas Intermediate rose over 8% during the month due to improving supply/demand dynamics. Furthermore, equity markets hit record highs following constructive second quarter earnings. The technical environment was also favorable for the asset class due to light new issue volumes in conjunction with investor inflows. In August, high yield returns were flat as investors took caution around heightened geopolitical tensions across the globe, particularly in North Korea, along with growing uncertainty regarding the potential for pro-growth policy implementation from the Trump administration.

Additionally, the technical environment was mixed during the month, as the asset class experienced over $3 billion worth of outflows. However, the market stabilized by month-end as volatility receded. In September, the high yield market was supported by investor’s optimistic view of the GOP tax plan, along with rallying equity markets and higher oil prices. On the policy front, both the Federal Reserve and the European Central Bank kept interest rates unchanged following the conclusion of their respective monetary policy meetings in July. Following the conclusion of the September Federal Open Market Committee meeting, the Federal Reserve officially announced their balance sheet reduction plans, which began in October.
The high yield market capped off a solid year with positive returns in the fourth quarter. The asset class benefited from benign volatility, a stable fundamental backdrop, and rising commodity prices. In October, the asset class was supported by investors’ optimistic view of the GOP tax plan, along with the continued rally in oil prices. Furthermore, the technical environment was supportive over the month, as the asset class had approximately $1 billion worth of inflows, while new issue volumes were lighter. In November, the asset class posted negative returns for the first time in seven months. Volatility in the asset class was driven by outflows and a notable new issue calendar. Additionally, weaker than expected earnings from a few larger issuers weighed on the market, particularly in the telecommunications and health care sector. With that said, the asset class mostly recovered in the second half of the month amid a reversal of outflows and lower primary issuance, along with higher commodity prices. In December, the asset class was supported by investor optimism following the passage of the tax bill in the U.S., which lowered the U.S. corporate tax rate from 35% to 21%. Additionally, the Federal Reserve raised rates during the month for the third time this year. The default environment remained moderate over the quarter, with default volume for the year at its lowest level since 2013. The default rate including distressed exchanges fell by 2.83% in 2017. Meanwhile, recovery rates also significantly rebounded during the year and are approximately 8% above long term averages.
The high yield market, as measured by the J.P. Morgan Developed High Yield Index, returned 7.81% in 2017. During the year, lower-quality bonds generally outperformed the higher end of the credit quality spectrum. Specifically, the CCC-rated cohort returned 9.17%, while B-rated bonds returned 6.70%, and BB-rated bonds returned 7.26%. High-yield new issue volumes for the year were approximately $328.1 billion. Across the quality spectrum, 40% of issuance came from split-BBB and BB-rated issuers, while 45% came from split-BB and B-rated issuers, and 15% came from split-B and CCC-rated issuers. Furthermore, 63% of proceeds were used for refinancing during the year, while 17% were used for general corporate purposes, and 17% were used for merger and acquisition purposes.
The Fund underperformed its benchmark on a net basis during 2017. At the sector level, top contributors to relative returns included security selection in financials, along with overweight allocations in gaming, lodging and leisure and housing. On the other hand, security selection in healthcare, along with underweight positions in energy and technology detracted from performance. At the issuer level, top relative contributors included an overweight to Ally Financial as the company reported strong earnings throughout the year. Meanwhile, overweight allocations to gaming and leisure names such as Jack Ohio and Scientific Games contributed to relative returns. Top detractors at the issuer level included an overweight to Community Health Systems following weaker than expected earnings and a downgrade from Moody’s in the third quarter. Additionally, an overweight to Revlon weighed on returns, following a weak earnings release and a downgrade from S&P. An overweight to Caesars Entertainment also detracted from returns during 2017.
Our overall view on the high yield asset class remains generally constructive. The fundamental landscape of high yield issuers in the U.S. continues to be stable, buoyed by generally favorable corporate earnings and economic data. Additionally, many high yield issuers should benefit from the lower corporate tax rate. Overall default levels have significantly fallen throughout the year and are at levels last seen in 2014 (1.45% including distressed exchanges). From a valuation standpoint, although spreads are measurably tighter year-over-year, they continue to look fair on the back of solid fundamentals and are still wide of their all-time tights. Meanwhile, the technical environment has been generally positive due to lower net new issuance volumes coupled with demand for yield. With that being said, risks to our constructive outlook include commodity price volatility, policy mistakes from global central banks and/or heightened geopolitical tension. Overall, our positioning is consistent and we will continue to capitalize on relative value opportunities in the primary and secondary markets.
The views and opinions in this report were current as of December 31, 2017 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	7.03%	N/A	5.19%
Investor Class	6.62%	5.23%	5.85%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2017
Rating	Percentage of Fund Investments
A3	0.17%
Baa2	0.30
Baa3	0.72
Ba1	4.16
Ba2	8.51
Ba3	12.58
B1	10.59
B2	8.95
B3	16.25
CCC, CC, C	19.41
Equities	2.83
Not Rated	2.34
Short Term Investments	13.19
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/17)	(12/31/17)	(07/01/17 – 12/31/17)
Institutional Class
Actual	$1,000.00	$1,030.00	$3.84
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.82
Investor Class
Actual	$1,000.00	$1,028.60	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.60
* Expenses are equal to the Fund's annualized expense ratio of 0.75% for the Institutional Class shares and 1.10% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
BANK LOANS
$ 411,345	Academy Ltd(b) 5.37%, 07/01/2022 3-mo. LIBOR + 4.00%	$ 320,849
334,369	Air Methods TLB(b) 4.83%, 04/22/2024 3-mo. LIBOR + 3.50%	333,743
120,000	Arclin Inc(b) 10.08%, 02/07/2025 3-mo. LIBOR + 8.75%	121,050
620,000	Asurion Corp(b) 7.35%, 08/04/2025 3-mo. LIBOR + 6.00%	636,791
1,010,000	Avaya Inc(b) 6.23%, 11/08/2024 3-mo. LIBOR + 4.75%	992,746
1,069,625	Brand Energy(b) 5.62%, 06/21/2024 3-mo. LIBOR + 4.25%	1,072,745
615,000	California Resources Corp(b) 6.24%, 12/31/2022 3-mo. LIBOR + 4.75%	616,537
229,451	Capital Automotive LP(b) 7.35%, 03/24/2025 3-mo. LIBOR + 6.00%	232,893
265,000	CCC Info(b) 8.10%, 04/28/2025 3-mo. LIBOR + 6.75%	270,521
990,000	Chesapeake Energy Corp(b) 8.95%, 08/23/2021 3-mo. LIBOR + 7.50%	1,051,875
117,037	CPG International Inc(b) 5.08%, 05/05/2024 3-mo. LIBOR + 3.75%	117,549
250,000	Del Monte Corp(b) 9.06%, 08/18/2021 3-mo. LIBOR + 7.25%	116,250
378,550	Forterra Inc(b) 4.35%, 10/25/2023 3-mo. LIBOR + 3.00%	353,133
970,000	FTS International Inc(b) 6.10%, 04/16/2021 3-mo. LIBOR + 4.75%	946,356
201,856	Gates Global TLB(b) 4.39%, 04/01/2024 3-mo. LIBOR + 3.00%	202,771
305,875	Getty Images Inc(b) 4.83%, 10/18/2019 3-mo. LIBOR + 3.50%	276,817
403,000	iHeartcommunications Inc(b) 8.08%, 01/30/2019 3-mo. LIBOR + 6.75%	302,586
671,933	J Crew Group(b) 4.49%, 03/05/2021 3-mo. LIBOR + 3.22%	400,360
433,876	KCA Deutag(b) 7.20%, 05/16/2020 3-mo. LIBOR + 5.25%	423,029
415,000	Kronos Inc(b) 9.63%, 11/01/2024 3-mo. LIBOR + 8.25%	430,147
163,264	MEG Energy Corp(b) 4.84%, 12/31/2023 3-mo. LIBOR + 3.50%	163,315
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 1,340,000	Navistar Inc(b) 4.90%, 11/06/2024 3-mo. LIBOR + 3.50%	$ 1,345,025
233,801	Petsmart Inc(b) 4.34%, 03/11/2022 3-mo. LIBOR + 3.00%	187,041
965,855	Revlon Consumer Products Corp(b) 4.85%, 11/16/2020 1-yr. LIBOR + 3.50%	719,562
	Robert Shaw(b)
279,300	5.94%,08/10/2024 3-mo. LIBOR + 4.50%	281,046
165,000	10.50%,02/04/2025 (c) 3-mo. LIBOR + 9.00%	163,762
530,000	Solenis International LP(b) 8.23%, 07/29/2022 3-mo. LIBOR + 6.75%	508,800
	Talbots Inc(b)
520,394	5.85%,03/19/2020 3-mo. LIBOR + 4.50%	503,048
264,851	9.85%,03/19/2021 (c) 3-mo. LIBOR + 8.50%	256,906
365,000	Traverse TLB(b) 5.33%, 09/27/2024 3-mo. LIBOR + 4.00%	369,745
338,604	Vertiv TLB(b) 5.35%, 11/30/2023 3-mo. LIBOR + 4.00%	338,604
280,000	Zuffa LLC(b) 9.05%, 08/18/2024 3-mo. LIBOR + 7.50%	283,920
TOTAL BANK LOANS — 4.57% (Cost $14,872,789)		$ 14,339,522
CORPORATE BONDS AND NOTES
Basic Materials — 7.97%
290,000	A Schulman Inc 6.88%, 06/01/2023	301,600
320,000	AK Steel Corp(d) 6.38%, 10/15/2025	316,800
	Allegheny Technologies Inc
290,000	5.95%, 01/15/2021	295,800
100,000	7.88%, 08/15/2023	108,062
800,000	Alpha 3 BV / Alpha US Bidco Inc(e) 6.25%, 02/01/2025	820,000
	ArcelorMittal
445,000	6.13%, 06/01/2025	512,306
675,000	7.50%, 10/15/2039	864,000
485,000	Axalta Coating Systems(e) 4.88%, 08/15/2024	509,250
870,000	Big River Steel / BRS Finance Corp(e) 7.25%, 09/01/2025	920,025
380,000	Blue Cube Spinco Inc 9.75%, 10/15/2023	448,400
585,000	CF Industries Inc 4.95%, 06/01/2043	552,825

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Basic Materials — (continued)
	Chemours Co
$ 300,000	6.63%, 05/15/2023	$ 317,250
510,000	7.00%, 05/15/2025	553,350
390,000	5.38%, 05/15/2027	403,650
1,045,000	Compass Minerals International Inc(e) 4.88%, 07/15/2024	1,029,325
	Constellium NV(e)
500,000	5.75%, 05/15/2024	510,000
305,000	6.63%, 03/01/2025(d)	321,394
250,000	5.88%, 02/15/2026	254,688
770,000	CSTN Merger Sub Inc(e) 6.75%, 08/15/2024	769,037
	First Quantum Minerals Ltd(e)
200,000	7.25%, 05/15/2022	209,660
360,000	7.25%, 04/01/2023	387,900
1,085,000	7.50%, 04/01/2025(d)	1,177,225
	Freeport-McMoRan Inc
305,000	6.75%, 02/01/2022	315,675
550,000	6.88%, 02/15/2023	599,500
780,000	GCP Applied Technologies Inc(e) 9.50%, 02/01/2023	865,800
315,000	Joseph T Ryerson & Son Inc(e) 11.00%, 05/15/2022	352,406
	Kraton Polymers LLC / Kraton Polymers Capital Corp(e)
455,000	10.50%, 04/15/2023	514,150
345,000	7.00%, 04/15/2025	369,150
	Mercer International Inc
920,000	7.75%, 12/01/2022	975,200
710,000	6.50%, 02/01/2024	754,375
355,000	5.50%, 01/15/2026(e)	360,325
	New Gold Inc(e)
485,000	6.25%, 11/15/2022	500,762
170,000	6.38%, 05/15/2025	180,200
240,000	Northwest Acquisitions ULC / Dominion Finco Inc(e) 7.13%, 11/01/2022	247,800
	NOVA Chemicals Corp(e)
235,000	4.88%, 06/01/2024	234,413
485,000	5.25%, 06/01/2027	483,787
1,085,000	Platform Specialty Products Corp(d)(e) 5.88%, 12/01/2025	1,076,862
890,000	Smurfit Kappa Treasury Funding Ltd 7.50%, 11/20/2025	1,072,450
600,000	SPCM SA(e) 4.88%, 09/15/2025	605,250
	Steel Dynamics Inc
473,000	5.25%, 04/15/2023	487,190
295,000	5.50%, 10/01/2024	313,438
185,000	4.13%, 09/15/2025(e)	186,388
340,000	5.00%, 12/15/2026	359,550
	Teck Resources Ltd
345,000	4.75%, 01/15/2022	360,111
365,000	3.75%, 02/01/2023(d)	365,913
80,000	8.50%, 06/01/2024(e)	90,400
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 430,000	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc(e) 5.38%, 09/01/2025	$ 445,050
240,000	Tronox Finance PLC(d)(e) 5.75%, 10/01/2025	246,600
595,000	Venator Finance S.a.r.l. / Venator Materials Corp(e) 5.75%, 07/15/2025	627,725
415,000	WR Grace & Co-Conn(e) 5.63%, 10/01/2024	447,681
		25,020,698
Communications — 12.57%
200,000	Altice Financing SA(e) 6.63%, 02/15/2023	209,420
600,000	Altice Finco SA(d)(e) 7.63%, 02/15/2025	610,500
	Altice SA(e)
935,000	7.75%, 05/15/2022	916,300
300,000	7.63%, 02/15/2025(d)	287,250
45,000	Cablevision Systems Corp 8.00%, 04/15/2020	48,038
625,000	CBS Radio Inc(d)(e) 7.25%, 11/01/2024	658,984
	CCO Holdings LLC / CCO Holdings Capital Corp
265,000	5.25%, 09/30/2022	271,625
1,100,000	5.13%, 05/01/2023(e)	1,122,000
1,055,000	5.88%, 04/01/2024(e)	1,099,837
175,000	5.75%, 02/15/2026(e)	181,781
375,000	5.50%, 05/01/2026(e)	384,375
	CenturyLink Inc
55,000	5.63%, 04/01/2020	55,413
380,000	6.75%, 12/01/2023	372,400
	Cequel Communications Holdings I LLC / Cequel Capital Corp(e)
1,400,000	5.13%, 12/15/2021	1,400,000
400,000	7.75%, 07/15/2025	428,000
	Clear Channel Worldwide Holdings Inc
370,000	7.63%, 03/15/2020	362,600
605,000	6.50%, 11/15/2022	614,831
	CommScope Technologies Finance LLC(e)
885,000	6.00%, 06/15/2025	940,312
540,000	5.00%, 03/15/2027	540,000
	CSC Holdings LLC
380,000	6.75%, 11/15/2021	407,550
890,000	5.25%, 06/01/2024	872,200
	Digicel Ltd(e)
235,000	8.25%, 09/30/2020	231,193
280,000	6.00%, 04/15/2021	275,587
605,000	6.75%, 03/01/2023	594,812
360,000	DISH DBS Corp 5.88%, 11/15/2024	350,100
	Frontier Communications Corp
535,000	10.50%, 09/15/2022	404,594
180,000	11.00%, 09/15/2025	132,300

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Communications — (continued)
$ 450,000	Gray Television Inc(e) 5.88%, 07/15/2026	$ 461,250
670,000	iHeartCommunications Inc 9.00%, 12/15/2019	497,475
	Intelsat Jackson Holdings SA
105,000	7.50%, 04/01/2021	95,550
1,335,000	9.75%, 07/15/2025(e)	1,284,937
201,000	Intelsat Luxembourg SA 7.75%, 06/01/2021	107,033
565,000	Match Group Inc(e) 5.00%, 12/15/2027	573,475
	Neptune Finco Corp(e)
1,265,000	10.13%, 01/15/2023	1,424,706
400,000	10.88%, 10/15/2025	475,000
470,000	Netflix Inc(e) 4.88%, 04/15/2028	460,600
1,340,000	Nexstar Escrow Corp(e) 5.63%, 08/01/2024	1,383,550
	Numericable-SFR SAS(e)
845,000	6.00%, 05/15/2022	855,563
1,160,000	7.38%, 05/01/2026(c)	1,194,800
	Outfront Media Capital LLC / Outfront Media Capital Corp
205,000	5.63%, 02/15/2024	216,788
595,000	5.88%, 03/15/2025(d)	629,213
615,000	Plantronics Inc(e) 5.50%, 05/31/2023	638,831
140,000	Quebecor Media Inc 5.75%, 01/15/2023	148,400
1,389,000	Sinclair Television Group Inc(d)(e) 5.63%, 08/01/2024	1,432,406
	Sirius XM Radio Inc(e)
375,000	6.00%, 07/15/2024	396,563
975,000	5.00%, 08/01/2027	977,437
1,545,000	Sprint Capital Corp 6.88%, 11/15/2028	1,554,656
	Sprint Communications Inc
121,000	9.00%, 11/15/2018(e)	127,365
130,000	7.00%, 08/15/2020	137,800
	Sprint Corp
1,490,000	7.25%, 09/15/2021	1,577,537
1,790,000	7.88%, 09/15/2023	1,906,350
168,750	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC(e) 3.36%, 09/20/2021	169,805
	T-Mobile USA Inc
5,000	6.13%, 01/15/2022	5,158
175,000	4.00%, 04/15/2022	179,484
535,000	6.00%, 03/01/2023	560,145
835,000	6.63%, 04/01/2023	870,487
185,000	6.84%, 04/28/2023	193,788
940,000	6.38%, 03/01/2025	1,005,800
325,000	5.38%, 04/15/2027(d)	346,531
130,000	Townsquare Media Inc(d)(e) 6.50%, 04/01/2023	127,075
485,000	Tribune Media Co 5.88%, 07/15/2022	498,338
400,000	Unitymedia KabelBW GmbH(e) 6.13%, 01/15/2025	422,000
Principal Amount(a)		Fair Value
Communications — (continued)
$ 625,000	Univision Communications Inc(e) 5.13%, 02/15/2025	$ 609,375
630,000	Videotron Ltd 5.00%, 07/15/2022	663,075
310,000	Videotron Ltd / Videotron Ltee(e) 5.13%, 04/15/2027	323,950
770,000	Virgin Media Finance PLC(e) 5.75%, 01/15/2025	785,400
620,000	Windstream Services LLC(d) 6.38%, 08/01/2023	378,200
		39,467,898
Consumer, Cyclical — 15.24%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(e)
245,000	4.63%, 01/15/2022	250,819
505,000	4.25%, 05/15/2024	503,737
740,000	5.00%, 10/15/2025	745,550
	Allison Transmission Inc(e)
495,000	5.00%, 10/01/2024	510,469
130,000	4.75%, 10/01/2027	130,813
	AMC Entertainment Holdings Inc(d)
325,000	5.88%, 11/15/2026	321,555
235,000	6.13%, 05/15/2027	233,238
	AMC Entertainment Inc
175,000	5.88%, 02/15/2022	177,625
535,000	5.75%, 06/15/2025(d)	529,650
800,000	American Builders & Contractors Supply Co Inc(e) 5.75%, 12/15/2023	842,000
930,000	American Tire Distributors Inc(e) 10.25%, 03/01/2022	957,900
240,000	Argos Merger Sub Inc(e) 7.13%, 03/15/2023	142,200
	Beacon Roofing Supply Inc
865,000	6.38%, 10/01/2023(d)	920,144
680,000	4.88%, 11/01/2025(e)	682,550
600,000	Bon-Ton Department Stores Inc 8.00%, 06/15/2021	169,500
	Boyd Gaming Corp
645,000	6.88%, 05/15/2023	683,700
195,000	6.38%, 04/01/2026	210,113
165,000	Brookfield Residential Properties Inc(e) 6.50%, 12/15/2020	168,300
705,000	Brookfield Residential Properties Inc / Brookfield Residential US Corp(e) 6.13%, 07/01/2022	736,725
1,015,000	CEC Entertainment Inc 8.00%, 02/15/2022	954,100
	Cinemark USA Inc
365,000	5.13%, 12/15/2022	373,213
275,000	4.88%, 06/01/2023	278,438
1,545,000	ClubCorp Holdings Inc(e) 8.50%, 09/15/2025	1,506,375

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 825,000	CRC Escrow Issuer LLC / CRC Finco Inc(e) 5.25%, 10/15/2025	$ 833,497
	Diamond Resorts International Inc(e)
860,000	7.75%, 09/01/2023(d)	933,014
730,000	10.75%, 09/01/2024	782,012
740,000	Eldorado Resorts Inc 7.00%, 08/01/2023	790,875
	GLP Capital LP / GLP Financing II Inc
320,000	4.88%, 11/01/2020	332,000
365,000	5.38%, 04/15/2026	391,463
	Golden Nugget Inc(e)
1,195,000	6.75%, 10/15/2024	1,215,912
990,000	8.75%, 10/01/2025	1,039,500
1,110,000	Great Canadian Gaming Corp(e) CAD, 6.63%, 07/25/2022	915,066
360,000	Hanesbrands Inc(e) 4.63%, 05/15/2024	367,200
675,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.88%, 04/01/2027	706,219
575,000	IHO Verwaltungs GmbH(e)(f) 4.75%, 09/15/2026 PIK rate, 5.50%	583,625
	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp(e)
1,270,000	6.75%, 11/15/2021	1,336,675
1,235,000	10.25%, 11/15/2022	1,349,237
365,000	Jacobs Entertainment Inc(e) 7.88%, 02/01/2024	390,550
645,000	Jo-Ann Stores Holdings Inc(d)(e)(f) 9.75%, 10/15/2019 PIK rate, 10.50%	632,100
	KFC Holding Co / Pizza Hut Holdings LLC / Taco Bell of America LLC(e)
315,000	5.00%, 06/01/2024	324,844
560,000	5.25%, 06/01/2026	589,400
345,000	4.75%, 06/01/2027	352,763
320,000	Lennar Corp 4.75%, 11/15/2022	336,000
580,000	Lions Gate Entertainment Corp(e) 5.88%, 11/01/2024	612,625
	Mattamy Group Corp(e)
295,000	6.88%, 12/15/2023	311,963
445,000	6.50%, 10/01/2025	470,587
990,000	Navistar International Corp(e) 6.63%, 11/01/2025	1,032,946
455,000	Neiman Marcus Group LLC 7.13%, 06/01/2028	283,238
	Neiman Marcus Group Ltd LLC(d)(e)
1,065,000	8.00%, 10/15/2021	612,588
345,675	8.75%, 10/15/2021(f) PIK rate, 9.50%	184,867
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 705,000	Omega US Sub LLC(d)(e) 8.75%, 07/15/2023	$ 756,112
500,000	Penn National Gaming Inc(d)(e) 5.63%, 01/15/2027	518,750
	Penske Automotive Group Inc
690,000	5.75%, 10/01/2022	711,562
440,000	5.38%, 12/01/2024	446,600
425,000	5.50%, 05/15/2026	431,248
	PulteGroup Inc
465,000	5.50%, 03/01/2026	505,687
765,000	7.88%, 06/15/2032	960,075
	Regal Entertainment Group
510,000	5.75%, 06/15/2023	527,212
300,000	5.75%, 02/01/2025	307,500
585,000	Rite Aid Corp(d)(e) 6.13%, 04/01/2023	527,962
935,000	Rivers Pittsburgh LP(e) 6.13%, 08/15/2021	927,987
765,000	Sabre Global Inc(e) 5.38%, 04/15/2023	787,950
	Scientific Games International Inc
945,000	7.00%, 01/01/2022(e)	995,794
2,035,000	10.00%, 12/01/2022	2,233,412
	Six Flags Entertainment Corp(e)
835,000	4.88%, 07/31/2024	847,525
925,000	5.50%, 04/15/2027	957,375
475,000	Standard Pacific Corp 5.88%, 11/15/2024	527,986
505,000	Sugarhouse HSP Gaming Property Mezz LP / Sugarhouse HSP Gaming Finance Corp(e) 5.88%, 05/15/2025	479,750
455,000	Taylor Morrison Communities Inc / Monarch Communities Inc(e) 5.63%, 03/01/2024	476,044
	Tenneco Inc
350,000	5.38%, 12/15/2024	366,625
375,000	5.00%, 07/15/2026	384,375
540,000	TRI Pointe Holdings Inc 5.88%, 06/15/2024	576,450
620,000	Univar USA Inc(e) 6.75%, 07/15/2023	647,900
310,000	Wabash National Corp(e) 5.50%, 10/01/2025	312,325
550,000	WMG Acquisition Corp(d)(e) 5.00%, 08/01/2023	569,250
365,000	Wolverine World Wide(e) 5.00%, 09/01/2026	364,088
415,000	Wyndham Worldwide Corp 4.50%, 04/01/2027	421,595

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 510,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp(e) 5.25%, 05/15/2027	$ 517,012
		47,825,631
Consumer, Non-Cyclical — 10.10%
815,000	Air Medical Merger Sub Corp(d)(e) 6.38%, 05/15/2023	782,400
755,000	Amag Pharmaceuticals Inc(e) 7.88%, 09/01/2023	735,181
	Ashtead Capital Inc(e)
460,000	4.13%, 08/15/2025	464,600
570,000	4.38%, 08/15/2027	578,550
1,795,000	Aveta Inc(e)(g)(h)(i)(j)(k) 0.00%, 04/01/2019	180
345,000	BioScrip Inc(d) 8.88%, 02/15/2021	312,225
	Centene Corp
440,000	4.75%, 05/15/2022	456,500
730,000	6.13%, 02/15/2024	771,975
155,000	4.75%, 01/15/2025	157,713
1,330,000	Ceridian HCM Holding Inc(e) 11.00%, 03/15/2021	1,389,850
	CHS / Community Health Systems Inc
505,000	7.13%, 07/15/2020(d)	377,487
1,350,000	6.88%, 02/01/2022(d)	776,250
665,000	6.25%, 03/31/2023	598,500
950,000	Concordia Healthcare Corp(e) 7.00%, 04/15/2023	85,500
675,000	Crimson Merger Sub Inc(e) 6.63%, 05/15/2022	678,375
640,000	Dean Foods Co(d)(e) 6.50%, 03/15/2023	636,800
565,000	Diamond BC BV(e) EUR, 5.63%, 08/15/2025	679,811
	Endo Finance LLC(e)
495,000	5.38%, 01/15/2023	386,100
1,225,000	6.00%, 07/15/2023	961,625
440,000	Fresh Market Inc(e) 9.75%, 05/01/2023	272,800
505,000	Gartner Inc(e) 5.13%, 04/01/2025	527,725
910,000	Great Lakes Dredge & Dock Corp 8.00%, 05/15/2022	952,087
735,000	GW Honos Security Corp(e) 8.75%, 05/15/2025	790,125
80,000	Halyard Health Inc 6.25%, 10/15/2022	82,800
	HCA Inc
950,000	6.50%, 02/15/2020	1,007,000
55,000	7.50%, 02/15/2022	61,875
675,000	5.25%, 06/15/2026	715,500
1,080,000	5.50%, 06/15/2047	1,077,300
	IHS Markit Ltd(e)
590,000	4.75%, 02/15/2025	622,450
135,000	4.00%, 03/01/2026	134,831
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 710,000	Jaguar Holding Co II / Pharmaceutical Product Development LLC(e) 6.38%, 08/01/2023	$ 717,100
390,000	Kinetic Concepts Inc / KCI USA Inc(e) 12.50%, 11/01/2021	437,775
	Lamb Weston Holdings Inc(e)
140,000	4.63%, 11/01/2024	144,200
835,000	4.88%, 11/01/2026	872,575
270,000	Live Nation Entertainment Inc(e) 4.88%, 11/01/2024	276,750
460,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(d)(e) 5.50%, 04/15/2025	374,900
	Molina Healthcare Inc
430,000	5.38%, 11/15/2022	448,275
125,000	4.88%, 06/15/2025(e)	124,688
320,000	Nielsen Co Luxembourg S.a.r.l.(e) 5.00%, 02/01/2025	332,000
405,000	Nielsen Finance LLC / Nielsen Finance Co(e) 5.00%, 04/15/2022	416,644
330,000	Pilgrim's Pride Corp(e) 5.75%, 03/15/2025	339,900
	Revlon Consumer Products Corp(d)
205,000	5.75%, 02/15/2021	154,775
1,095,000	6.25%, 08/01/2024	667,950
	Service Corp International
269,000	5.38%, 01/15/2022	275,389
910,000	5.38%, 05/15/2024	958,912
290,000	7.50%, 04/01/2027	349,450
175,000	4.63%, 12/15/2027	177,559
	Spectrum Brands Inc
15,000	6.63%, 11/15/2022	15,525
475,000	6.13%, 12/15/2024	502,906
340,000	5.75%, 07/15/2025	357,850
320,000	Sterigenics-Nordion Holdings LLC(e) 6.50%, 05/15/2023	333,600
	Tenet Healthcare Corp
735,000	6.00%, 10/01/2020	777,115
325,000	8.13%, 04/01/2022	330,688
735,000	TMS International Corp(e) 7.25%, 08/15/2025	768,075
	Valeant Pharmaceuticals International Escrow Inc(e)
70,000	5.38%, 03/15/2020	70,175
670,000	5.88%, 05/15/2023	620,587
1,220,000	6.13%, 04/15/2025	1,116,300
	Valeant Pharmaceuticals International Inc(e)
185,000	5.63%, 12/01/2021	180,838
215,000	6.50%, 03/15/2022	225,750
300,000	5.50%, 03/01/2023	274,500
960,000	7.00%, 03/15/2024	1,027,200
165,000	5.50%, 11/01/2025	167,888

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 460,000	9.00%, 12/15/2025	$ 479,412
305,000	WellCare Health Plans Inc 5.25%, 04/01/2025	321,775
		31,713,141
Diversified — 0.16%
515,000	Trident Merger Sub Inc(e) 6.63%, 11/01/2025	513,712
Energy — 11.77%
1,085,000	Alta Mesa Holdings LP / Alta Mesa Finance Services Corp(d) 7.88%, 12/15/2024	1,189,431
180,000	Antero Resources Corp 5.63%, 06/01/2023	187,200
740,000	Antero Resources Finance Corp 5.38%, 11/01/2021	758,500
345,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp(e) 10.00%, 04/01/2022	370,013
210,000	Baytex Energy Corp(e) 5.13%, 06/01/2021	200,025
475,000	Calfrac Holdings LP(e) 7.50%, 12/01/2020	467,875
	California Resources Corp
370,000	5.00%, 01/15/2020	342,250
327,000	8.00%, 12/15/2022(d)(e)	269,775
430,000	Cenovus Energy Inc 6.75%, 11/15/2039	519,428
134,575	CHC Group LLC / CHC Finance Ltd(k) 0.00%, 09/15/2020	177,639
	Cheniere Corpus Christi Holdings LLC
1,127,000	5.88%, 03/31/2025	1,221,386
670,000	5.13%, 06/30/2027	693,048
	Chesapeake Energy Corp
286,000	8.00%, 12/15/2022(e)	308,523
350,000	5.75%, 03/15/2023(d)	323,750
565,000	8.00%, 01/15/2025(d)(e)	569,944
220,000	8.00%, 06/15/2027(d)(e)	211,200
	Continental Resources Inc
110,000	5.00%, 09/15/2022	111,650
320,000	4.50%, 04/15/2023	326,400
675,000	3.80%, 06/01/2024(d)	667,406
800,000	4.90%, 06/01/2044(d)	764,000
810,000	Covey Park Energy LLC / Covey Park Finance Corp(e) 7.50%, 05/15/2025	844,182
550,000	Crownrock LP / Crownrock Financial Inc(e) 5.63%, 10/15/2025	552,750
	Denbury Resources Inc
496,000	9.00%, 05/15/2021(e)	506,540
335,000	6.38%, 08/15/2021	252,925
	Diamondback Energy Inc
80,000	4.75%, 11/01/2024	80,300
Principal Amount(a)		Fair Value
Energy — (continued)
$ 965,000	5.38%, 05/31/2025	$ 992,744
	Endeavor Energy(e)
300,000	5.50%, 01/30/2026	305,250
860,000	5.75%, 01/30/2028	883,220
	Energy Transfer Equity LP
720,000	5.88%, 01/15/2024	757,800
250,000	5.50%, 06/01/2027	255,000
1,345,000	Energy Transfer Partners LP 6.63%, 02/15/2028	1,306,331
	EP Energy LLC / Everest Acquisition Finance Inc(d)
855,000	9.38%, 05/01/2020	722,475
190,000	8.00%, 11/29/2024(e)	196,175
370,000	8.00%, 02/15/2025(e)	270,100
132,000	FTS International Inc(b)(e) 9.09%, 06/15/2020 3-mo. LIBOR + 7.50%	134,640
680,000	Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp(e) 5.63%, 02/15/2026	702,100
915,000	Holly Energy Partners LP(e) 6.00%, 08/01/2024	953,887
1,025,000	Jonah Energy LLC / Jonah Energy Finance Corp(e) 7.25%, 10/15/2025	1,032,687
	Kinder Morgan Inc
100,000	7.80%, 08/01/2031	128,940
360,000	7.75%, 01/15/2032	464,729
	MEG Energy Corp(e)
170,000	6.38%, 01/30/2023	144,500
55,000	7.00%, 03/31/2024	46,406
615,000	6.50%, 01/15/2025(d)	607,312
595,000	Murray Energy Corp(d)(e) 11.25%, 04/15/2021	303,450
	Newfield Exploration Co
230,000	5.75%, 01/30/2022	245,525
230,000	5.63%, 07/01/2024	247,250
670,000	5.38%, 01/01/2026	708,525
650,000	Noble Holding International Ltd(d) 7.75%, 01/15/2024	559,000
1,065,000	Oasis Petroleum Inc(d) 6.88%, 03/15/2022	1,092,956
	Precision Drilling Corp
525,000	7.75%, 12/15/2023	551,250
25,000	5.25%, 11/15/2024(d)	23,563
475,000	QEP Resources Inc(d) 5.63%, 03/01/2026	481,531
	Range Resources Corp
815,000	5.75%, 06/01/2021	845,562
90,000	5.00%, 03/15/2023	89,550
275,000	Rose Rock Midstream LP / Rose Rock Finance Corp 5.63%, 11/15/2023	268,125
615,000	SemGroup Corp(e) 6.37%, 03/15/2025	605,775
	SESI LLC
240,000	7.13%, 12/15/2021	246,000
480,000	7.75%, 09/15/2024(e)	510,000

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Energy — (continued)
	Seven Generations Energy Ltd(e)
$ 490,000	6.75%, 05/01/2023	$ 520,625
405,000	5.38%, 09/30/2025	409,050
	Seventy Seven Energy Inc(g)(h)(i)(j)
225,000	6.63%, 11/15/2019	23
345,000	6.50%, 07/15/2022	35
480,000	Shelf Drilling Holdings Ltd(e) 9.50%, 11/02/2020	489,000
	SM Energy Co
130,000	6.50%, 11/15/2021	131,625
130,000	6.13%, 11/15/2022(d)	132,438
240,000	6.50%, 01/01/2023(d)	244,800
275,000	5.00%, 01/15/2024	265,203
600,000	6.75%, 09/15/2026(d)	618,000
445,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp(e) 5.50%, 01/15/2028	450,429
	Targa Resources Partners LP / Targa Resources Partners Finance Corp
175,000	5.13%, 02/01/2025	179,156
455,000	5.38%, 02/01/2027	466,944
1,120,000	5.00%, 01/15/2028(e)	1,117,200
	Weatherford International Ltd
130,000	8.25%, 06/15/2023(d)	131,300
540,000	9.88%, 02/15/2024	573,750
	Whiting Petroleum Corp
105,000	5.00%, 03/15/2019	107,678
345,000	6.63%, 01/15/2026(e)	351,900
	Williams Cos Inc
104,000	7.75%, 06/15/2031	128,180
455,000	8.75%, 03/15/2032	600,600
	WPX Energy Inc
469,000	7.50%, 08/01/2020	507,693
570,000	6.00%, 01/15/2022	595,650
275,000	8.25%, 08/01/2023	312,125
		36,931,902
Financial — 9.20%
560,000	Alliance Data Systems Corp(e) 5.38%, 08/01/2022	564,200
2,040,000	Ally Financial Inc 8.00%, 11/01/2031	2,652,000
630,000	American International Group Inc 8.18%, 05/15/2058	856,800
835,000	ASP AMC Merger Sub Inc(e) 8.00%, 05/15/2025	801,600
400,000	Banco Bilbao Vizcaya Argentaria SA(l) 9.00%, Perpetual	409,000
	Bank of America Corp(l)
275,000	6.10%, Perpetual(d)	301,813
265,000	6.50%, Perpetual	301,106
353,000	CBRE Services Inc 5.00%, 03/15/2023	362,997
Principal Amount(a)		Fair Value
Financial — (continued)
	CIT Group Inc
$ 685,000	5.00%, 08/15/2022	$ 726,100
775,000	5.00%, 08/01/2023	825,375
430,000	CNG Holdings Inc(e) 9.38%, 05/15/2020	417,100
635,000	CNO Financial Group Inc 5.25%, 05/30/2025	669,925
	Credit Acceptance Corp
105,000	6.13%, 02/15/2021	106,050
315,000	7.38%, 03/15/2023	329,963
620,000	Credit Suisse Group AG(e)(l) 6.25%, Perpetual	671,925
590,000	Dresdner Funding Trust I(e) 8.15%, 06/30/2031	781,531
820,000	ESH Hospitality Inc(e) 5.25%, 05/01/2025	828,200
620,000	Freedom Mortgage Corp(e) 8.13%, 11/15/2024	631,625
385,000	Goeasy Ltd(e) 7.88%, 11/01/2022	401,844
1,085,000	Howard Hughes Corp(e) 5.38%, 03/15/2025	1,112,125
250,000	Hub Holdings LLC / Hub Holdings Finance Inc(e)(f) 8.13%, 07/15/2019 PIK rate, 8.88%	250,313
590,000	Hub International Ltd(e) 7.88%, 10/01/2021	614,337
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
80,000	6.00%, 08/01/2020	82,274
445,000	5.88%, 02/01/2022	450,563
340,000	6.25%, 02/01/2022	347,650
350,000	6.75%, 02/01/2024	359,625
26,000	Intelsat Connect Finance SA(d)(e) 12.50%, 04/01/2022	22,750
1,170,000	Iron Mountain Inc(e) 4.88%, 09/15/2027	1,170,000
	iStar Inc
235,000	6.00%, 04/01/2022	243,225
240,000	5.25%, 09/15/2022	241,500
45,000	Liberty Mutual Group Inc(e) 7.80%, 03/15/2037	57,285
130,000	Lloyds Bank PLC(l) GBP, 13.00%, Perpetual	328,835
393,000	Lloyds Banking Group PLC(l) 7.50%, Perpetual	445,564
825,000	LPL Holdings Inc(e) 5.75%, 09/15/2025	839,437
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc
240,000	5.63%, 05/01/2024	255,600
220,000	4.50%, 01/15/2028(e)	215,600
510,000	Nationstar Mortgage LLC / Nationstar Capital Corp 6.50%, 07/01/2021	517,013
395,000	OneMain Financial Holdings Inc(e) 7.25%, 12/15/2021	410,484

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Financial — (continued)
$ 705,000	Provident Funding Associates LP / PFG Finance Corp(e) 6.38%, 06/15/2025	$ 740,250
	Royal Bank of Scotland Group PLC(l)
495,000	7.50%, Perpetual	523,462
958,000	7.65%, Perpetual	1,250,190
	Springleaf Finance Corp
280,000	8.25%, 12/15/2020	308,000
725,000	6.13%, 05/15/2022	752,187
595,000	Starwood Property Trust Inc(e) 4.75%, 03/15/2025	590,537
390,000	Stearns Holdings Inc(e) 9.38%, 08/15/2020	404,625
800,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp(e) 6.75%, 06/01/2025	814,000
725,000	TMX Finance LLC / TitleMax Finance Corp(e) 8.50%, 09/15/2018	663,375
580,000	USIS Merger Sub Inc(e) 6.88%, 05/01/2025	585,800
22,745	VICI Properties 1 LLC / VICI FC Inc 8.00%, 10/15/2023	25,413
560,000	Wayne Merger Sub LLC(e) 8.25%, 08/01/2023	588,000
995,000	Werner FinCo LP / Werner FinCo Inc(e) 8.75%, 07/15/2025	1,027,337
		28,876,510
Industrial — 12.77%
1,080,000	Advanced Disposal Services Inc(e) 5.63%, 11/15/2024	1,104,300
	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc(e)
990,000	7.25%, 05/15/2024	1,077,862
440,000	6.00%, 02/15/2025	463,100
615,000	ATS Automation Tooling Systems Inc(e) 6.50%, 06/15/2023	644,213
675,000	Belden Inc(e) 5.25%, 07/15/2024	695,250
10,000	Berry Plastics Corp 5.13%, 07/15/2023	10,400
1,225,000	BlueLine Rental Finance Corp / BlueLine Rental LLC(e) 9.25%, 03/15/2024	1,307,687
910,000	BMC East LLC(e) 5.50%, 10/01/2024	941,850
1,335,000	Boise Cascade Co(e) 5.63%, 09/01/2024	1,408,425
	Bombardier Inc(e)
950,000	8.75%, 12/01/2021	1,045,000
530,000	7.50%, 12/01/2024(d)	537,950
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 1,150,000	Brand Energy & Infrastructure Services Inc(e) 8.50%, 07/15/2025	$ 1,207,500
605,000	Briggs & Stratton Corp 6.88%, 12/15/2020	663,987
1,060,000	Builders FirstSource Inc(e) 5.63%, 09/01/2024	1,103,142
	Building Materials Corp of America(e)
915,000	5.38%, 11/15/2024	956,449
50,000	6.00%, 10/15/2025	53,375
	BWAY Holding Co(e)
510,000	5.50%, 04/15/2024	530,400
1,690,000	7.25%, 04/15/2025	1,744,925
90,000	CD&R Waterworks Merger(d)(e) 6.13%, 08/15/2025	91,350
515,000	Cemex Finance LLC(e) 6.00%, 04/01/2024	544,613
815,000	Cemex SAB de CV(d)(e) 6.13%, 05/05/2025	869,605
350,000	Coveris Holdings SA(e) 7.88%, 11/01/2019	347,375
320,000	CPG Merger Sub LLC(e) 8.00%, 10/01/2021	330,400
651,000	Crown Cork & Seal Co Inc 7.38%, 12/15/2026	758,415
710,000	Flex Acquisition Co Inc(e) 6.88%, 01/15/2025	735,276
615,000	FXI Holdings Inc(e) 7.88%, 11/01/2024	613,647
1,547,000	Gates Global LLC / Gates Global Co(e) 6.00%, 07/15/2022	1,581,807
325,000	Itron Inc(e) 5.00%, 01/15/2026	326,219
280,000	James Hardie International Finance(e) 5.00%, 01/15/2028	282,100
	Jeld Wen(e)
355,000	4.63%, 12/15/2025	357,663
310,000	4.88%, 12/15/2027	313,100
450,000	Legrand France SA 8.50%, 02/15/2025	583,640
940,000	Louisiana-Pacific Corp 4.88%, 09/15/2024	970,550
1,305,000	Manitowoc Foodservice Inc 9.50%, 02/15/2024	1,486,069
920,000	Masonite International Corp(e) 5.63%, 03/15/2023	961,676
840,000	MasTec Inc 4.88%, 03/15/2023	856,800
85,000	Norbord Inc(e) 6.25%, 04/15/2023	92,756
	Novelis Corp(e)
625,000	6.25%, 08/15/2024	654,687
865,000	5.88%, 09/30/2026	882,300
745,000	Oshkosh Corp 5.38%, 03/01/2025	790,631
75,000	Pactiv LLC 8.38%, 04/15/2027	85,875
840,000	Park-Ohio Industries Inc 6.63%, 04/15/2027	905,100

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 495,000	RBS Global Inc / Rexnord LLC(e) 4.88%, 12/15/2025	$ 499,950
	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC(e)
280,000	4.86%, 07/15/2021(b) 3-mo. LIBOR + 3.50%	284,200
565,000	7.00%, 07/15/2024(d)	605,115
395,000	Standard Industries Inc(e) 5.00%, 02/15/2027	403,888
460,000	Tennant Co(e) 5.63%, 05/01/2025	483,000
	TransDigm Inc
300,000	6.50%, 07/15/2024	307,500
375,000	6.50%, 05/15/2025	383,438
610,000	6.38%, 06/15/2026	618,388
535,000	TTM Technologies Inc(e) 5.63%, 10/01/2025	548,375
740,000	U.S. Concrete Inc 6.38%, 06/01/2024	793,650
	USG Corp(e)
410,000	5.50%, 03/01/2025	435,625
715,000	4.88%, 06/01/2027	741,133
930,000	Watco Cos LLC / Watco Finance Corp(e) 6.38%, 04/01/2023	962,550
675,000	Weekley Homes LLC / Weekley Finance Corp 6.00%, 02/01/2023	671,625
715,000	Wrangler Buyer Corp(e) 6.00%, 10/01/2025	736,450
615,000	Zekelman Industries Inc(e) 9.88%, 06/15/2023	691,875
		40,084,231
Technology — 3.66%
235,000	Ascend Learning LLC(e) 6.88%, 08/01/2025	242,638
	Diamond 1 Finance Corp / Diamond 2 Finance Corp(e)
105,000	5.88%, 06/15/2021	108,938
685,000	5.45%, 06/15/2023	740,133
1,845,000	7.13%, 06/15/2024	2,020,025
	First Data Corp(e)
215,000	5.38%, 08/15/2023	223,794
780,000	7.00%, 12/01/2023	824,850
1,345,000	5.75%, 01/15/2024	1,396,783
1,435,000	Inception Merger Sub Inc / Rackspace Hosting Inc(d)(e) 8.63%, 11/15/2024	1,531,862
1,495,000	Infor Software Parent LLC / Infor Software Parent Inc(e)(f) 7.13%, 05/01/2021 PIK rate, 7.88%	1,528,637
805,000	Infor US Inc 6.50%, 05/15/2022	833,175
375,000	Micron Technology Inc(e) 5.25%, 01/15/2024	389,531
Principal Amount(a)		Fair Value
Technology — (continued)
$ 1,475,000	Solera LLC / Solera Finance Inc(e) 10.50%, 03/01/2024	$ 1,659,345
		11,499,711
Utilities — 2.66%
	AES Corp
765,000	7.38%, 07/01/2021	858,712
1,105,000	5.50%, 04/15/2025	1,160,250
260,000	5.13%, 09/01/2027	273,000
	Calpine Corp
90,000	5.88%, 01/15/2024(e)	91,575
1,125,000	5.75%, 01/15/2025(d)	1,070,156
355,000	5.25%, 06/01/2026(e)	347,904
	Dynegy Inc
450,000	7.38%, 11/01/2022(d)	474,750
1,165,000	7.63%, 11/01/2024	1,249,462
320,000	8.13%, 01/30/2026(d)(e)	349,600
	GenOn Americas Generation LLC(g)(m)
445,000	8.50%, 10/01/2021(d)	428,313
150,000	9.13%, 05/01/2031	143,625
125,000	GenOn Energy Inc(d)(g)(m) 9.88%, 10/15/2020	98,750
	NRG Energy Inc
480,000	7.25%, 05/15/2026	522,595
725,000	6.63%, 01/15/2027	766,688
225,000	5.75%, 01/15/2028(e)	227,250
270,000	Southern Star Central Corp(e) 5.13%, 07/15/2022	280,125
		8,342,755
TOTAL CORPORATE BONDS AND NOTES — 86.10% (Cost $266,164,115)		$270,276,189
CONVERTIBLE BONDS
Communications — 0.18%
532,000	DISH Network Corp 3.38%, 08/15/2026	578,883
Technology — 0.17%
422,000	ON Semiconductor Corp 1.00%, 12/01/2020	538,577
TOTAL CONVERTIBLE BONDS — 0.35% (Cost $963,014)		$ 1,117,460
Shares
COMMON STOCK
Communications — 0.26%
1,460	Charter Communications Inc Class A(n)	490,502

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
Shares		Fair Value
Communications — (continued)
5,000	T-Mobile US Inc(n)	$ 317,527
		808,029
Consumer, Cyclical — 0.15%
6,044	Caesars Entertainment Corp(n)	76,456
11,825	Eldorado Resorts Inc(d)(n)	391,999
		468,455
Consumer, Non-Cyclical — 0.07%
5,240	Live Nation Entertainment Inc(n)	223,067
Energy — 0.47%
32,610	Halcon Resources Corp(d)(n)	246,858
32,987	Keane Group Inc(d)(n)	627,083
70	MWO Holdings LLC(i)(j)(n)	5,670
11,893	SandRidge Energy Inc(d)(n)	250,585
17,520	Seven Generations Energy Ltd(n)	247,817
3,943	Triangle USA Petroleum Corp(i)(j)(n)	54,256
227	Vantage Drilling International(n)	43,130
		1,475,399
Financial — 0.64%
32,405	Ally Financial Inc	944,930
11,116	CIT Group Inc	547,240
13,624	Gaming & Leisure Properties Inc REIT	504,088
		1,996,258
Industrial — 0.16%
8,690	Berry Plastics Group Inc(n)	509,842
Technology — 0.27%
49,017	Avaya Holdings Corp(n)	849,779
TOTAL COMMON STOCK — 2.02% (Cost $8,579,877)		$ 6,330,829
CONVERTIBLE PREFERRED STOCK
Consumer, Non-Cyclical — 0.14%
729	Allergan PLC Series A, 5.50%	426,009
Energy — 0.03%
101	Triangle USA Petroleum Corp, 0.00%(i)(j)(n)	104,546
Financial — 0.58%
6,185	American Tower Corp Series A, 5.50%	778,537
Shares		Fair Value
Financial — (continued)
568	Crown Castle International Corp, 6.88%	$ 641,158
15,268	EPR Properties Series C, 5.75%	411,044
		1,830,739
Industrial — 0.08%
2,525	Belden Inc, 6.75%	259,343
TOTAL CONVERTIBLE PREFERRED STOCK — 0.83% (Cost $2,655,966)		$ 2,620,637
PREFERRED STOCK
Financial — 0.27%
13,425	Federal National Mortgage Association	118,140
16,517	GMAC Capital Trust I	428,616
6,157	iStar Financial Inc	296,337
TOTAL PREFERRED STOCK — 0.27% (Cost $1,070,611)		$ 843,093
RIGHTS
Utilities — 0.01%
18,138	Texas Competitive Electric Holdings(i)(j)(n)	22,672
TOTAL RIGHTS — 0.01% (Cost $20,531)		$ 22,672
WARRANTS
Energy — 0.00%(o)
8,858	Halcon Resources Corp(n)	6,289
TOTAL WARRANTS — 0.00%(o) (Cost $31,890)		$ 6,289
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 4.84%
$15,200,000	Federal Home Loan Mortgage Corp 1.22%, 01/02/2018	15,198,480
U.S. Treasury Bonds and Notes — 0.04%
	U.S. Treasury Bills(p)
10,000	1.04%, 01/11/2018	9,996

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$ 124,000	1.06%, 01/18/2018	$ 123,932
		133,928
Money Market Mutual Funds — 1.24%
1,306,000	BlackRock Liquidity Funds FedFund Institutional Shares(q), 1.17%(r)	1,306,000
1,315,000	Invesco Short-Term Investments Trust Government & Agency Portfolio Institutional Class(q), 1.19%(r)	1,315,000
1,275,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(q), 1.20%(r)	1,275,000
		3,896,000
Repurchase Agreements — 8.19%
4,616,496	Undivided interest of 12.14% in a repurchase agreement (principal amount/value $38,074,609 with a maturity value of $38,080,362) with Scotia Capital (USA) Inc, 1.36%, dated 12/31/17 to be repurchased at $4,616,496 on 1/2/18 collateralized by U.S. Treasury securities, 0.13% - 3.63%, 1/31/19 - 9/9/49, with a value of $38,841,973.(q)	4,616,496
7,029,542	Undivided interest of 6.39% in a repurchase agreement (principal amount/value $110,065,222 with a maturity value of $110,082,466) with Citigroup Global Markets Inc, 1.41%, dated 12/31/17 to be repurchased at $7,029,542 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 4/1/18 - 8/20/67, with a value of $112,266,527.(q)	7,029,542
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 7,029,542	Undivided interest of 7.26% in a repurchase agreement (principal amount/value $96,861,869 with a maturity value of $96,876,936) with RBC Capital Markets Corp, 1.40%, dated 12/31/17 to be repurchased at $7,029,542 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.88% - 8.88%, 2/15/19 - 12/20/47, with a value of $98,799,106.(q)	$ 7,029,542
7,029,542	Undivided interest of 9.19% in a repurchase agreement (principal amount/value $76,539,356 with a maturity value of $76,551,347) with TD Securities (USA) Inc, 1.41%, dated 12/31/17 to be repurchased at $7,029,542 on 1/2/18 collateralized by U.S. Treasury securities, 0.00% - 2.13%, 2/29/24 - 2/15/44, with a value of $78,070,156.(q)	7,029,542
		25,705,122
SHORT TERM INVESTMENTS — 14.31% (Cost $44,933,530)		$ 44,933,530
TOTAL INVESTMENTS — 108.46% (Cost $339,292,323)		$340,490,221
OTHER ASSETS & LIABILITIES, NET — (8.46)%		$ (26,570,320)
TOTAL NET ASSETS — 100.00%		$313,919,901

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2017.
(c)	Restricted security; further details of these securities are included in a subsequent table.
(d)	All or a portion of the security is on loan at December 31, 2017.
(e)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. At December 31, 2017, the aggregate cost and fair value of 144A securities was $160,326,459 and $161,723,363, respectively, representing 51.52% of net assets.
(f)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(g)	Security in bankruptcy at December 31, 2017.
(h)	Security in default; no interest payments received during the last 12 months. At December 31, 2017, the aggregate cost and fair value of such securities was $3,229 and $238, respectively, representing 0.00% of net assets.
(i)	Security is fair valued under procedures adopted by the Board of Directors.
(j)	Security is fair valued using significant unobservable inputs.
(k)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(l)	Security has no contractual maturity date and pays an indefinite stream of interest.
(m)	Security in default; some interest payments received during the last 12 months. At December 31, 2017, the aggregate cost and fair value of such securities was $680,628 and $670,688, respectively, representing 0.21% of net assets.
(n)	Non-income producing security.
(o)	Represents less than 0.005% of net assets.
(p)	All or a portion of the security has been pledged as collateral to cover segregation requirements on open swaps.
(q)	Collateral received for securities on loan.
(r)	Rate shown is the 7-day yield as of December 31, 2017.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
TLB	Term Loan B
At December 31, 2017, the Fund held the following restricted securities:
Security	Coupon	Maturity Date	Acquisition Dates	Cost	Fair Value	Fair Value as a Percentage of Net Assets
Bank Loans
Robert Shaw	10.50%	02/04/2025	12/11/2017	$160,221	$ 163,762	0.05%
Talbots Inc	9.85	03/19/2021	06/17/2015-06/22/2017	257,680	256,906	0.08
Corporate Bonds and Notes
Numericable-SFR SAS	7.38	05/01/2026	04/06/2016-06/29/2017	1,206,130	1,194,800	0.38
				$1,624,031	$1,615,468	0.51%
At December 31, 2017, the Fund held the following forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
CIT	USD	188,898	CAD	235,800	January 17, 2018	$1,253
JPM	USD	511,914	CAD	640,900	January 17, 2018	1,898
JPM	USD	228,648	GBP	168,700	March 21, 2018	268
SSB	USD	451,871	CAD	564,100	January 17, 2018	2,971
SSB	USD	684,117	EUR	572,700	March 21, 2018	(6,595)
WES	USD	30,920	CAD	38,600	January 17, 2018	202
					Net Depreciation	$(3)
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2017
At December 31, 2017, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation(a)	Notional Amount(b)	Value	Upfront Payments/Receipts	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Depreciation	Buy/Sell Credit Protection	Payment Frequency
North America High Yield 29	$3,988,000	$(329,209)	$297,136	5.00	December 20, 2022	$(45,218)	Buy	Quarterly
(a) Based on an index of North American bonds with high yield credit ratings that trade in the credit default swap market.
(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Counterparty Abbreviations:
CIT	Citigroup Global Markets
JPM	JP Morgan Chase & Co
SSB	State Street Bank
WES	Westpac
Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound
USD	U.S. Dollar
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2017
Great-West Putnam High Yield Bond Fund
ASSETS:
Investments in securities, fair value (including $28,886,745 of securities on loan)(a)	$314,785,099
Repurchase agreements, fair value(b)	25,705,122
Cash	1,181,345
Dividends and interest receivable	4,641,353
Subscriptions receivable	124,465
Receivable for investments sold	850,935
Unrealized appreciation on forward foreign currency contracts	6,592
Total Assets	347,294,911
LIABILITIES:
Payable for director fees	4,015
Payable for investments purchased	1,028,513
Payable for other accrued fees	71,019
Payable for shareholder services fees	2,923
Payable to investment adviser	179,270
Payable upon return of securities loaned	29,601,122
Redemptions payable	2,207,418
Unrealized depreciation on forward foreign currency contracts	6,595
Variation margin on centrally cleared swaps	274,135
Total Liabilities	33,375,010
NET ASSETS	$313,919,901
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,260,591
Paid-in capital in excess of par	316,249,072
Net unrealized appreciation	1,152,677
Undistributed net investment income	613,701
Accumulated net realized loss	(7,356,140)
NET ASSETS	$313,919,901
NET ASSETS BY CLASS
Investor Class	$9,947,748
Institutional Class	$303,972,153
CAPITAL STOCK:
Authorized
Investor Class	10,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	1,224,048
Institutional Class	31,381,860
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.13
Institutional Class	$9.69
(a) Cost of investments	$313,587,201
(b) Cost of repurchase agreements	$25,705,122
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2017
Great-West Putnam High Yield Bond Fund
INVESTMENT INCOME:
Interest	$18,739,689
Income from securities lending	208,281
Dividends	279,762
Total Income	19,227,732
EXPENSES:
Management fees	2,320,041
Shareholder services fees – Investor Class	34,202
Audit and tax fees	29,226
Custodian fees	50,744
Director's fees	10,708
Legal fees	5,594
Pricing fees	54,414
Registration fees	11,033
Shareholder report fees	3,868
Transfer agent fees	4,793
Other fees	1,151
Total Expenses	2,525,774
Less amount waived by investment adviser	105,377
Net Expenses	2,420,397
NET INVESTMENT INCOME	16,807,335
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	3,920,720
Net realized loss on credit default swaps	(186,234)
Net realized loss on forward foreign currency contracts	(76,670)
Net Realized Gain	3,657,816
Net change in unrealized appreciation on investments and foreign currency translations	944,125
Net change in unrealized appreciation on credit default swaps	67,593
Net change in unrealized depreciation on forward foreign currency contracts	(23,287)
Net Change in Unrealized Appreciation	988,431
Net Realized and Unrealized Gain	4,646,247
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,453,582
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2017 and 2016
Great-West Putnam High Yield Bond Fund	2017	2016
OPERATIONS:
Net investment income	$16,807,335	$15,549,078
Net realized gain (loss)	3,657,816	(7,307,979)
Net change in unrealized appreciation	988,431	33,107,515
Net Increase in Net Assets Resulting from Operations	21,453,582	41,348,614
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(594,795)	(578,537)
Institutional Class	(16,410,265)	(15,302,553)
From net investment income	(17,005,060)	(15,881,090)
Total Distributions	(17,005,060)	(15,881,090)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	3,511,880	2,862,381
Institutional Class	68,881,899	53,870,887
Shares issued in reinvestment of distributions
Investor Class	594,795	578,537
Institutional Class	16,410,265	15,302,553
Shares redeemed
Investor Class	(3,125,709)	(6,532,631)
Institutional Class	(71,550,651)	(97,296,654)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	14,722,479	(31,214,927)
Total Increase (Decrease) in Net Assets	19,171,001	(5,747,403)
NET ASSETS:
Beginning of year	294,748,900	300,496,303
End of year(a)	$313,919,901	$294,748,900
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	425,242	364,024
Institutional Class	7,041,096	5,780,979
Shares issued in reinvestment of distributions
Investor Class	73,111	73,133
Institutional Class	1,697,487	1,639,228
Shares redeemed
Investor Class	(378,326)	(844,000)
Institutional Class	(7,290,777)	(10,643,394)
Net Increase (Decrease)	1,567,833	(3,630,030)
(a) Including undistributed net investment income:	$613,701	$213,941
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2017	$ 8.10	0.41	0.12	0.53	(0.50)	-	(0.50)	$8.13	6.62%
12/31/2016	$ 7.46	0.41	0.73	1.14	(0.50)	-	(0.50)	$8.10	15.54%
12/31/2015	$ 8.33	0.42	(0.79)	(0.37)	(0.50)	-	(0.50)	$7.46	(4.69%)
12/31/2014	$ 8.54	0.42	(0.24)	0.18	(0.39)	-	(0.39)	$8.33	2.09%
12/31/2013	$ 8.36	0.47	0.16	0.63	(0.45)	-	(0.45)	$8.54	7.65%
Institutional Class
12/31/2017	$ 9.55	0.52	0.14	0.66	(0.52)	-	(0.52)	$9.69	7.03%
12/31/2016	$ 8.72	0.51	0.85	1.36	(0.53)	-	(0.53)	$9.55	15.87%
12/31/2015 (d)	$10.00	0.35	(1.10)	(0.75)	(0.53)	-	(0.53)	$8.72	(7.71%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2017	$ 9,948	1.24%	1.10%	4.94%	59%
12/31/2016	$ 8,938	1.10%	1.10%	5.14%	56%
12/31/2015	$ 11,277	1.10%	1.10%	4.98%	56%
12/31/2014	$337,233	1.10%	1.10%	4.80%	53%
12/31/2013	$254,464	1.10%	1.10%	5.50%	56%
Institutional Class
12/31/2017	$303,972	0.78%	0.75%	5.30%	59%
12/31/2016	$285,811	0.75%	0.75%	5.48%	56%
12/31/2015 (d)	$289,219	0.75% (g)	0.75% (g)	5.49% (g)	56%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-eight funds. Interests in the Great-West Putnam High Yield Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
Effective May 1, 2017, the Initial Class name changed to Investor Class. The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Annual Report - December 31, 2017

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Rights, Warrants	Exchange traded close price, bids and evaluated bids.
Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows.

Annual Report - December 31, 2017

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2017, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the end of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Bank Loans	$ —	$ 14,339,522	$ —	$ 14,339,522
Corporate Bonds and Notes	—	270,275,951	238	270,276,189
Convertible Bonds	—	1,117,460	—	1,117,460
Common Stock	6,227,773	43,130	59,926	6,330,829
Convertible Preferred Stock	—	2,516,091	104,546	2,620,637
Preferred Stock	546,756	296,337	—	843,093
Rights	—	—	22,672	22,672
Warrants	6,289	—	—	6,289
Short Term Investments	3,896,000	41,037,530	—	44,933,530
Total investments, at fair value:	10,676,818	329,626,021	187,382	340,490,221
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	6,592	—	6,592
Total Assets	$ 10,676,818	$ 329,632,613	$ 187,382	$ 340,496,813
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	$ —	$ (6,595)	$ —	$ (6,595)
Credit Default Swaps(a)	—	(45,218)	—	(45,218)
Total Liabilities	$ 0	$ (51,813)	$ 0	$ (51,813)
(a)	Forward Foreign Currency Contracts and Credit Default Swaps are reported at the security's unrealized appreciation (depreciation), which represents the change in the contract's value from trade date.
Restricted Securities
Investments in securities include issues that are restricted. A restricted security may have contractual restrictions on resale and is valued under methods approved by the Board of Directors reflecting fair value. Restricted securities are marked with an applicable footnote on the Schedule of Investments and are reported in a table following the Schedule of Investments.

Annual Report - December 31, 2017

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2017 and 2016 were as follows:
	2017	2016
Ordinary income	$17,005,060	$15,881,090
	$17,005,060	$15,881,090

Annual Report - December 31, 2017

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, foreign currency adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2017. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(13,703,642)	$597,485	$13,106,157
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$666,782
Undistributed long-term capital gains	—
Capital loss carryforwards	(6,732,835)
Post-October losses	(643,894)
Net unrealized appreciation	1,120,185
Tax composition of capital	$(5,589,762)
At December 31, 2017, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2017, the Fund utilized $3,543,539 of capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had $13,184,948 of capital loss carryforwards that expired during the year. Details of the capital loss carryforwards as of December 31, 2017, were as follows:
No Expiration	$(6,732,835)
Total	$(6,732,835)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(49,106)	$(594,788)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2017 were as follows:
Federal tax cost of investments	$339,324,815
Gross unrealized appreciation on investments	11,364,477
Gross unrealized depreciation on investments	(10,244,292)
Net unrealized appreciation on investments	$1,120,185
2.  RISK EXPOSURES
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts and credit default swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:

Annual Report - December 31, 2017

Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional amount of $1,878,084 in forward contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).

Annual Report - December 31, 2017

Credit default swaps are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $3,981,865 in credit default swaps for the reporting period.
Valuation of derivative investments as of December 31, 2017 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)			Net unrealized appreciation	$(45,218) (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$6,592	Unrealized depreciation on forward foreign currency contracts	$ (6,595)
(a)Includes cumulative appreciation of credit default swaps as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2017 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Credit contracts (swaps)	Net realized loss on credit default swaps	$(186,234)	Net change in unrealized appreciation on credit default swaps	$67,593
Foreign exchange contracts (forwards)	Net realized loss on forward foreign currency contracts	$ (76,670)	Net change in unrealized depreciation on forward foreign currency contracts	$(23,287)
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2017.
		Gross Amounts Not Offset on the Statement of Assets and Liabilities
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received(b)	Cash Collateral (Received) Pledged(b)	Net Amount
Derivative Assets (forward contracts)	$ 6,592	$(2,971)	$—	$—	$ 3,621
Derivative Liabilities (forward contracts)	$(6,595)	$ 2,971	$—	$—	$(3,624)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities. Variation margin related to centrally cleared swaps are excluded from these reported amounts.
(b) Reported collateral within this table is limited to the net outstanding amount due from an individual counterparty. The collateral (received) pledged by the Fund may exceed these reported amounts.

Annual Report - December 31, 2017

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). Effective May 1, 2017, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.72% of the Fund’s average daily net assets up to $1 billion dollars, 0.67% of the Fund’s average daily net assets over $1 billion dollars and 0.62% of the Fund’s average daily net assets over $2 billion dollars. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement. Prior to that date, the Adviser received monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund and the management fee encompassed fund operation expenses except for shareholder services fees.
Effective May 1, 2017, the Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.75% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2018 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
Effective May 1, 2017, the Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed to the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2017, the amounts subject to recoupment were as follows:
Balance of Recoupable Expenses as of December 31, 2017	Recoupment of Past Reimbursed Fees by the Adviser
$105,377	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Putnam Investment Management, LLC. The Fund is not responsible for payment of the sub-advisory fees, the Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-eight funds for which they serve as directors was $696,375 for the year ended December 31, 2017.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $189,390,331 and $178,161,793, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2017, the Fund had securities on loan valued at $28,886,745 and received collateral as reported on the Statement of Assets and Liabilities of $29,601,122

Annual Report - December 31, 2017

for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities and Money Market Mutual Funds. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2017. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	28,473,382
Common Stocks	1,127,740
Total secured borrowings	$29,601,122
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report - December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Putnam High Yield Bond Fund (the "Fund"), one of the funds of Great-West Funds, Inc. as of December 31, 2017, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2018
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2017, 1% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 74	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	58	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 74	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	58	Director, Guaranty Bancorp
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	58	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	58	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 54	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	58	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 61	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 43	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 50	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 36	Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 50	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 42	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund, and receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $866,000 for fiscal year 2016 and $834,600 for fiscal year 2017.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2016 and $50,000 for fiscal year 2017. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2016 and $0 for fiscal year 2017.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2016 equaled $1,186,300 and for fiscal year 2017 equaled $1,480,500.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2018